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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): November 15, 2000



                       AMERICAN INDUSTRIAL PROPERTIES REIT
             (Exact name of Registrant as specified in its Charter)


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
                 Texas                                   1-9016                             75-6335572

(State or other jurisdiction of                 (Commission file number)                 (I.R.S. Employer
incorporation or organization)                                                        Identification Number)
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          6210 North Beltline Road, Suite 170, Irving, Texas 75063-2656
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (972) 756-6000



                                 Not applicable
          (Former name or former address, if changed since last report)



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ITEM 5. OTHER EVENTS.

         On November 15, 2000, AIP announced the sale of its Manhattan Towers property located in Manhattan Beach, California to Divco West Properties, LLC. The property, which consists of twin six-story office buildings totaling 309,484 square feet, sold for gross proceeds of approximately $55.35 million.

         The sale of the Manhattan Towers property satisfied one of the conditions required under AIP's previously announced merger agreement entered into with Developers Diversified Realty Corporation on November 2, 2000. In connection with the taxable gain recognized by AIP on the sale of properties during calendar year 2000, including the Manhattan Towers property, on December 19, 2000, AIP declared a special distribution of $1.27 per share, payable on January 17, 2001, to shareholders of record as of December 29, 2000.

         Pursuant to the merger agreement with Developers Diversified Realty Corporation, cash proceeds to shareholders (which had been projected at $13.74 per share) will be reduced by the amount of the $1.27 per share distribution. The merger is expected to close in the first quarter of 2001.

         Copies of the agreement of purchase and sale and all amendments thereto are filed as exhibits to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (a) Exhibits

        The following exhibits are filed with this report:

         2.1 Agreement of Purchase and Sale between American Industrial Properties REIT and Divco West Properties, LLC, dated effective August 22, 2000.

         2.2 Amendment to Purchase and Sale Agreement between AIP and Divco West dated August 29, 2000.

         2.3 Second Amendment to Purchase and Sale Agreement between AIP and Divco West dated September 21, 2000.

         2.4 Third Amendment to Agreement of Purchase and Sale between AIP and Divco West dated September 25, 2000.

         99.1     Press release issued by AIP on November 15, 2000.

         99.2     Press release issued by AIP on December 19, 2000.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 15, 2001

                                      AMERICAN INDUSTRIAL PROPERTIES REIT


                                      By:  /s/ CHARLES W. WOLCOTT
                                           -------------------------------------
                                           Charles W. Wolcott
                                           President and Chief Executive Officer



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                               INDEX TO EXHIBITS

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EXHIBIT
NUMBER                   DESCRIPTION
-------                  -----------

   2.1 Agreement of Purchase and Sale between AIP and Divco West Properties, LLC, dated effective August 22, 2000.

   2.2 Amendment to Purchase and Sale Agreement between AIP and Buyer dated August 29, 2000.

   2.3 Second Amendment to Purchase and Sale Agreement between AIP and Buyer dated September 21, 2000.

   2.4 Third Amendment to Agreement of Purchase and Sale between AIP and Buyer dated September 25, 2000.

   99.1                  Press release issued by AIP on November 15, 2000.

   99.2                  Press release issued by AIP on December 19, 2000.
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